UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (or Date of Earliest Event Reported): December 21, 2006


                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)



            TEXAS                        1-8754                 20-3940661
 (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
       of incorporation)                                     Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)

                                 (281) 874-2700
                         (Registrant's telephone number)

                                 Not Applicable
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement
            ------------------------------------------

     On December 21, 2006, Swift Energy Company (the "Company") entered into an Amendment No. 2 to Rights Agreement ("Amendment No. 2"), to its Rights Agreement, dated as of August 1, 1997, as amended and restated as of March 31, 1999, and as amended on December 12, 2005 (the "Rights Agreement"), with American Stock Transfer & Trust Company as Rights Agent (the "Rights Agent") to extend the expiration date of the Company's Rights Agreement and to amend the purchase price upon exercise of each right. The Rights Agreement originally had an expiration date of July 31, 2007, but with the amendment has been extended to December 20, 2016. The amendment also increases the purchase price from $150 to $250 for each one one-thousandth of a share of preferred stock purchasable upon exercise of each right.

The full text of Amendment No. 2 is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(d)  Exhibit.   The following is furnished as an exhibit to this report:

     Exhibit No.     Exhibit Description
     -----------     -------------------
       *4.1          Amendment No. 2 to Rights Agreement  dated  as  of  December
                     21, 2006 between Swift Energy Company  and  American  Stock
                     Transfer & Trust Company.

---------------
*Filed herewith

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2006

                                         Swift Energy Company


                                         By:/s/ Bruce H. Vincent
                                            ------------------------------
                                            Bruce H. Vincent
                                            President

                                 EXHIBIT INDEX


Exhibit No.     Exhibit Description
-----------     -------------------

4.1 Amendment No. 2 to Rights Agreement dated as of December 21, 2006 between Swift Energy Company and American Stock Transfer & Trust Company.